Exhibit 10.42


                            NUWAVE TECHNOLOGIES, INC.

                            PLACEMENT AGENT AGREEMENT




                                           Dated as of: April  __,  2002



Westrock Advisors, Inc.
230 Park Avenue, Floor 9
New York, New York 10169



Ladies and Gentlemen:

     The undersigned, NUWAVE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), hereby agrees with WESTROCK ADVISORS, INC., a New York Corporation (the "Placement Agent") and CORNELL CAPITAL PARTNERS, LP, a Delaware Limited Partnership (the "Investor") as follows:

     1. Offering. The Company hereby engages the Placement Agent to act as its exclusive placement agent in connection with the Equity Line of Credit Agreement dated the date hereof, (the "Equity Line of Credit Agreement") pursuant to which the Company shall issue and sell to the Investor, from time to time, and the Investor shall purchase from the Company (the "Offering") up to Three Million Dollars ($3,000,000) of the Company's common stock (the "Commitment Amount"), par value $.01 per share (the "Common Stock"), at price per share equal to the Purchase Price, as that term is defined in the Equity Line of Credit Agreement. Pursuant to the terms hereof, the Placement Agent shall render consulting services to the Company with respect to the Equity Line of Credit Agreement and shall be available for consultation in connection with the advances to be requested by the Company pursuant to the Equity Line of Credit Agreement

     All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them as in the Equity Line of Credit Agreement. The Investor will be granted certain registration rights with respect to the Common Stock as more fully set forth in the Registration Rights Agreement between the Company and the Investor dated the date hereof (the "Registration Rights Agreement"). The documents to be executed and delivered in connection with the Offering, including, but not limited, to this Agreement, the Equity Line of Credit Agreement, the Registration Rights Agreement, and the Escrow


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Agreement with First Union National Bank (the "Escrow Agreement"), are referred to sometimes hereinafter collectively as the "Offering Materials." The Company's Common Stock is sometimes referred to hereinafter as the "Securities." The Placement Agent shall not be obligated to sell any Securities and this Offering by the Placement Agent shall be solely on a "best efforts basis."

     2. Compensation.

        A. Upon the execution of this Agreement the Company shall issue to the Placement Agent or its designee an amount equal to twenty thousand (20,000) shares of the Company's Common Stock (collectively, the "Placement Agent's Shares "). The Placement Agent shall be entitled to "piggy-back" registration rights triggered upon registration of any shares of Common Stock by the Investor with respect to the Placement Agent's Shares pursuant to the Registration Rights Agreement dated the date hereof.

     3. Representations, Warranties and Covenants of the Placement Agent.

        A. The Placement Agent represents, warrants and covenants as follows:

           (i) The Placement Agent has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby .

           (ii) The execution and delivery by the Placement Agent of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or its properties are bound, or any judgment, decree, order or, to the Placement Agent's knowledge, any statute, rule or regulation applicable to the Placement Agent. This Agreement when executed and delivered by the Placement Agent, will constitute the legal, valid and binding obligations of the Placement Agent, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be in violation of public policy.

           (iii) Upon receipt and execution of this Agreement the Placement Agent will promptly forward copies of this Agreement to the Company or its counsel and the Investor or its counsel.

           (iv) The Placement Agent will not intentionally take any action that it reasonably believes would cause the Offering to violate the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the respective rules and regulations promulgated there under (the "Rules and Regulations") or applicable "Blue Sky" laws of any state or jurisdiction.

           (v) The Placement Agent will use all reasonable efforts to determine
(a) whether the Investor is an Accredited Investor and (b) that any information furnished by the Investor is true and accurate. The Placement Agent shall have no obligation to insure that (x) any check, note, draft or other means of payment for the Common Stock will be honored, paid or enforceable against the Investor in accordance with its terms, or (y) subject to the performance of the Placement Agent's obligations and the accuracy of the Placement Agent's representations and warranties hereunder, (1) the Offering is exempt from the registration requirements of the 1933 Act or any applicable state "Blue Sky" law or (2) the Investor is an Accredited Investor.


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           (vi) The Placement Agent is a member of the National Association of
Securities Dealers, Inc., and is a broker-dealer registered as such under the 1934 Act and under the securities laws of the states in which the Securities will be offered or sold by the Placement Agent unless an exemption for such state registration is available to the Placement Agent. The Placement Agent is in compliance with all material rules and regulations applicable to the Placement Agent generally and applicable to the Placement Agent's participation in the Offering.

     4. Representations and Warranties of the Company.

        A. The Company represents and warrants as follows:

           (i) Organization and Qualification. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and within ten (10) days of the date hereof will be in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

           (ii) Authorization, Enforcement, Compliance with Other Instruments.
(i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, and assuming the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

           (iii) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, par value $.01 per share and 1,000,000 shares of Preferred Stock of which 12,216,937 shares of Common Stock and no shares of Preferred Stock are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents (as defined in Section 4.5 hereof), no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company , or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of


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capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company , (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein.

           (iv) No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect. Except as disclosed in the SEC Documents, the Company is not in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company is not being conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is unaware of any fact or circumstance which might give rise to any of the foregoing.

           (iv) No Default. Except as disclosed in Section 4.4 or the SEC Documents, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or


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instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

           (v) Absence of Events of Default. Except for matters described in the SEC Documents and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

           (vi) No Material Adverse Breaches, etc. Except as set forth in the SEC Documents, the Company is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, the Company is not in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company.

           (vii) Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock , wherein an unfavorable decision, ruling or finding would (i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

           (viii) Opinion of Counsel. Placement Agent shall receive an opinion letter from Thelen, Reid and Priest, counsel to the Company (updated where applicable) on the date hereof any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

     5. Representations, Warranties and Covenants of the Investor.

        A. The Investor represents, warrants and covenants as follows:

           (i) The Investor has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby .


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           (ii) The execution and delivery by the Investor of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Investor is a party or by which the Investor or its properties are bound, or any judgment, decree, order or, to the Investor's knowledge, any statute, rule or regulation applicable to the Investor. This Agreement when executed and delivered by the Investor, will constitute the legal, valid and binding obligations of the Investor, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be in violation of public policy.

           (iii) The Investor will promptly forward copies of any and all due diligence questionnaires compiled by the Investor to the Placement Agent.

     6. Certain Covenants and Agreements of the Company.

     The Company covenants and agrees at its expense and without any expense to the Placement Agent as follows:

        A. To advise the Placement Agent of any material adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Materials occurring at any time as soon as the Company is either informed or becomes aware thereof.

        B. To use its commercially reasonable efforts to cause the Common Stock issuable in connection with the Equity Line of Credit to be qualified or registered for sale on terms consistent with those stated in the Registration Rights Agreement and under the securities laws of such jurisdictions as the Placement Agent and the Investor shall reasonably request. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.

        C. Upon written request, to provide and continue to provide the Placement Agent and the Investor copies of all quarterly financial statements and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders.

        D. To deliver, during the registration period of the Equity Line Credit Agreement, to the Placement Agent upon the Placement Agent's request, within forty five (45) days, a statement of its income for each such quarterly period, and its balance sheet and a statement of changes in stockholders' equity as of the end of such quarterly period, all in reasonable detail, certified by its principal financial or accounting officer; (ii) within ninety (90) days after the close of each fiscal year, its balance sheet as of the close of such fiscal year, together with a statement of income, a statement of changes in stockholders' equity and a statement of cash flow for such fiscal year, such balance sheet, statement of income, statement of changes in stockholders' equity and statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of independent auditors if audited financial statements are prepared; and (iii) a copy of all documents, reports


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and information furnished to its stockholders at the time that such documents, reports and information are furnished to its stockholders.

        E. To comply with the terms of the Offering Materials.

        F. To ensure that any transactions between or among the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

     7. Indemnification.

        A. The Company hereby agrees that it will indemnify and hold the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the SEC's Rules and Regulations promulgated there under (the "Rules and Regulations"), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (a) Section 4 of this Agreement, (b) the Offering Materials (except those written statements relating to the Placement Agent given by an indemnified person for inclusion therein),
(c) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 6(A), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Placement Agent or such indemnified person based upon specific finding of fact that the Placement Agent or such indemnified person's gross negligence or willful misfeasance will be promptly repaid to the Company.

        B. The Placement Agent hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20


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of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of the Placement Agent or its officers, employees or representatives in its acting as Placement Agent for the Offering or (ii) the material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement (iii) any false or misleading information provided to the Company by one of the Placement Agent's indemnified persons.

        C. The Investor hereby agrees that it will indemnify and hold the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent, and each person controlling, controlled by or under common control with the Placement Agent within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of the Investor or its officers, employees or representatives in its acting as the Investor for the Offering or (ii) the material breach of any representation, warranty, covenant or agreement made by the Investor in the Offering Materials (iii) any false or misleading information provided to the Placement Agent by one of the Investor's indemnified persons.

        D. The Placement Agent hereby agrees that it will indemnify and hold the Investor and each officer, director, shareholder, employee or representative of the Investor, and each person controlling, controlled by or under common control with the Investor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Investor or such indemnified person of the Investor may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or


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any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of the Placement Agent or its officers, employees or representatives in its acting as the Placement Agent for the Offering or (ii) the material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement (iii) any false or misleading information provided to the Investor by one of the Placement Agent's indemnified persons.

        E. Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 6(A), (B), (C) or (D), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one (1) indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such
Section 6(A), (B), (C), or (D) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if, (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

        F. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(A) or 6(B) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and the Placement Agent shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion


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so that the Placement Agent shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to the Placement Agent and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(F), any person controlling, controlled by or under common control with the Placement Agent, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as the Placement Agent and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this Section 6(D), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby. The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

     8. Payment of Expenses.

     The Company hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering Materials, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any.

     9. Conditions of Closing

     The Closing shall be held at the offices of the Investor or its counsel as required. The obligations of the Placement Agent hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Date of Closing (the "Closing Date") with respect to the Company as if it had been made on and as of such Closing Date; the accuracy on and as of the Closing Date of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date of its covenants and obligations hereunder and to the following further conditions:

        A. Upon the effectiveness of a registration statement covering the Equity Line of Credit Agreement, the Placement Agent shall receive the opinion of Counsel to the Company, dated as of the date thereof, which opinion shall be in form and substance reasonably satisfactory to the Investor, their counsel and the Placement Agent.

        B. At or prior to the Closing, the Placement Agent shall have been furnished such documents, certificates and opinions as it may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and the Offering Materials, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

        C. At and prior to the Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Offering Materials; (ii) there shall have been no transaction, not in the ordinary course of business except the transactions pursuant to the Securities Purchase Agreement entered into by the Company which has not been disclosed in the Offering Materials or to the Placement Agent in writing; (iii) except as set forth in the Offering Materials, the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received; (iv) except as set forth in the Offering Materials, the Company shall not have issued any securities (other than those to be issued as provided in the Offering Materials) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any change in the indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise) and trade payable debt; (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as indicated in the Offering Materials; and
(v) no action, suit or proceeding, at law or in equity, against the Company or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the businesses, prospects or financial condition or income of the Company, except as set forth in the Offering Materials.

        D. At Closing, the Placement Agent shall receive a certificate of the Company signed by an executive officer and chief financial officer, dated as of the applicable Closing, to the effect that the conditions set forth in subparagraph (C) above have been satisfied and that, as of the applicable closing, the representations and warranties of the Company set forth herein are true and correct.

     10. Termination.

     This Agreement shall be co-terminus with, and terminate upon the same terms and conditions as those set forth in, the Equity Line of Credit Agreement. The rights of the Investor and the obligations of the Company under the Registration Rights Agreement, and the rights of the Placement Agent and the obligations of the Company shall survive the termination of this Agreement unabridged.

     11. Miscellaneous.

        A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

        B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed (upon confirmation of receipt received by the sending party), addressed as follows:

If to Placement Agent, to:  Westrock Advisors, Inc.
                            230 Park Avenue, Floor 9
                            New York, New York 10169

If to the Company, to:      Nuwave Technologies, Inc.
                            1 Passaic Avenue
                            Fairfield, New Jersey 07004
                            Attention: Jeremiah O'Brien
                            Telephone: (973) 882-8810
                            Facsimile: (973) 882-8812

With a copy to:             Thelen Reid & Priest, LLP
                            40 West 57th Street
                            New York, NY 10019
                            Attention: Bruce Rich, Esq.
                            Telephone: (212) 603-6780
                            Facsimile: (212) 603-2001

If to the Investor:         Cornell Capital Partners, LP
                            101 Hudson Street - Suite 3606
                            Jersey City, NJ 07302
                            Attention: Mark A. Angelo
                            Portfolio Manager
                            Telephone: (201) 985-8300
                            Facsimile: (201) 985-8266

With Copies to:             Butler Gonzalez LLP
                            1000 Stuyvesant Avenue _ Suite No.: 6
                            Union, NJ 07083
                            Attention: David Gonzalez, Esq.
                            Telephone: (908) 810-8588
                            Facsimile: (908) 810-0973

or to such other address of which written notice is given to the others.

        C. This Agreement shall be governed by and construed in all respects under the laws of the State of Dwlaware, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in such federal or state court or courts located within the State of New York as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New York and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

        D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

        E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

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                                       13

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                      COMPANY:
                                      NUWAVE TECHNOLOGIES, INC.


                                      By:
                                         ------------------------------------
                                      Name:   Jeremiah O'Brien
                                      Title:  Chief Financial Officer


                                      PLACEMENT AGENT:
                                      WESTROCK ADVISORS, INC.


                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:


                                      INVESTOR:
                                      CORNELL CAPITAL PARTNERS, LP


                                      By: Yorkville Advisors, LLC
                                      Its: General Partner


                                      By:
                                         ------------------------------------
                                      Name:   Mark A. Angelo
                                      Title:  Portfolio Manager